                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ______________

                                    FORM 8-K

                CURRENT REPORT UNDER SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report                              Commission File No.


April 26, 1998                              0-18049
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                           NEROX ENERGY CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Nevada                              911317131
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. employer identification no.)


18400 Von Karman, Ste 600, Irvine, CA       92612-1514
----------------------------------------    ------------------------------------
(Address of principal executive offices)    (Zip Code)

(949) 955-0306
----------------------------------------
(Registrant's telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          No Change.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          No Change.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable.

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          No Change.

ITEM 5.   OTHER EVENTS

          AMENDMENT OF MARCH 6, 1998, S-8.  The S-8, filed with the SEC on March
          -------------------------------
6, 1998 has been Amended as followed:

          The following Service Agreements and issuance of shares to the following individuals/entities have been canceled:

          Name                           Shares Canceled
          ----                           ---------------
          Michael A. Cassin              200,000
          William W. Bolles              200,000
          Howard Bronson                 200,000

          SALE OF PREFERRED STOCK: No Change
          -----------------------

          AMENDMENT OF ARTICLES OF INCORPORATION (ARTICLES ONE AND FOUR)
          --------------------------------------------------------------

          Article Four of the Articles of Incorporation of Nerox Energy Corporation have been amended as follows:

          ARTICLE FOUR
          ------------

          The total number of voting common stock authorized that may be issued by the corporation is 2,500,000 shares of common stock having $.02 par value. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

          Article One of the Articles of Incorporation of Nerox Energy Corporation have been amended as follows:

          ARTICLE ONE:  the name of the company shall be Nerox Holding
          ------------
Corporation.

          A copy of the Notice and Minutes of the Board of Directors of Nerox Energy Corporation authorizing the Amendments are attached hereto as Exhibit A and are incorporated herein by this reference.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Nerox Energy Corporation accepted the resignation of William D. Artus as of February 24, 1998.

          Nerox Energy Corporation accepted the resignation of Joe Brock as of April 2, 1998.

          The Registrant presently has the following directors:

               Director                  Nerox Shares Owned Or In
               --------                  ------------------------
                                         The Process of Being Acquired
                                         -----------------------------

          1.   Jack Utter                             -0-

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          NOT APPLICABLE.

ITEM 8.   CHANGE IN FISCAL YEAR

          NO CHANGE.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        NEROX ENERGY CORPORATION


Date: April 26, 1998               By:  /s/ Jack Utter
                                        -----------------------------------
                                        Jack Utter
                                        President and Chairman of the Board

                                                                       EXHIBIT A

                           NEROX ENERGY CORPORATION,
                              A NEVADA CORPORATION


                                   NOTICE OF
                     SPECIAL MEETING OF BOARD OF DIRECTORS


     I, Jack Utter, Chairman of the Board of Nerox Energy Corporation, a Nevada Corporation, do hereby give notice of the time, place and purposes of the Board of Directors of this Corporation; do hereby fix the director's meeting by telephonic communication on April 20, 1998, 1:30, P.M., at 18400 Von Karman, Ste 600, Irvine California 92612-1514, for consideration of and action upon the following matters:

          1. To authorize Amendment of the Articles of Incorporation, Article Four, which will supersede the Amendment of the Articles of Incorporation filed with the Secretary of State, April 7, 1998, which authorized the total 25,000,000 shares of common stock issued at $.002 par value per share.

          2. Article Four shall be amended reducing the authorized shares to 2,500,000 common stock at $.02 par value per share.

          3. To authorize Amendment of the Articles of Incorporation, Article One, changing the name of the company from Nerox Energy Corporation to Nerox Holding Corporation.

          4.   And any other relevant business.

Dated:  April 20, 1998

                                    /s/ JACK UTTER
                                    ---------------------------------
                                    Jack Utter, Chairman of the Board

                            NEROX ENERGY CORPORATION

                     MINUTES OF THE SPECIAL MEETING OF THE
                               BOARD OF DIRECTORS

                                 TIME AND PLACE

          The special meeting of the Board of Directors of Nerox Energy Corporation, a Nevada Corporation was held on April 20, 1998, at the hour of 1:30 P.M., the time and place as referenced in the Notice of Special Meeting of Board of Directors, signed by Jack Utter, Chairman of the Board of the corporation.

                   MEMBERS OF THE BOARD OF DIRECTORS PRESENT

          The following directors of the corporation constituting a majority of the members of the Board of Directors were present at the meeting: Jack Utter, Esq.

                             CHAIRMAN AND SECRETARY

          Jack Utter presided as Chairman of the Board and Raleigh Utter acted as Secretary and kept the minutes thereof.

     The chairman announced the purpose of the meeting was as follows:

          1. To authorize Amendment of the Articles of Incorporation, Article Four, which will supersede the Amendment of the Articles of Incorporation filed with the Secretary of State, April 7, 1998, which authorized the total 25,000,000 shares of common stock issued at $.002 par value per share.

          2. Article Four shall be amended reducing the authorized shares to 2,500,000 common stock at $.02 par value per share.

          3. To authorize Amendment of the Articles of Incorporation, Article One, changing the name of the company from Nerox Energy Corporation to Nerox Holding Corporation.

          4.   And any other relevant business.

     Thereupon, after discussion, on motion duly made and seconded the following resolutions were unanimously adopted:

                BOARD OF DIRECTOR'S RESOLUTION AMENDING ARTICLES
                       TO EFFECT OR REVERSE A STOCK SPLIT

     WHEREAS, the authorized number of shares of this Corporation, as amended in the Articles of Incorporation (filed with the Secretary of State April 7,
1998), was 25,000,000; and

     WHEREAS, it is in the best interest of Nerox Energy Corporation to effectuate a reverse stock split;

     WHEREAS, it is the desire of Nerox Energy Corporation to expand and to diversify its interests and, therefore, to change the name of the company;

     RESOLVED, that Article Four of the Articles of Incorporation of Nerox Energy Corporation is hereby amended, and to supersede the previous, April 7, 1998 Amendment, to read in full as follows:

     ARTICLE FOUR
     ------------

     The total number of voting common stock authorized that may be issued by the corporation is 2,500,000 shares of common stock having $.02 par value. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

     RESOLVED, that Article One of the Articles of Incorporation of Nerox Energy Corporation is hereby amended, and to supersede the Certificate Amending Articles of Incorporation, filed January 24, 1994, to read in full as follows:

     ARTICLE ONE:  the name of the company shall be Nerox Holding Corporation.
     ------------

     RESOLVED FURTHER, that by approval of the foregoing amendments of the Articles of Incorporation by the vote or written consent of the Board of Directors, Certificate of Amendment shall be executed, verified by the President and Secretary of the Corporation, and forwarded to the Secretary of State for filing.

                                  ADJOURNMENT

          There being no further business, on motion duly made and seconded, and no objection being made, the chairman declared the meeting adjourned.

Dated:  April 20, 1998

                                    /s/ JACK UTTER
                                    ---------------------------------
                                    Jack Utter, Chairman of the Board

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